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                               UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 FORM 8-A

            FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
               PURSUANT TO SECTION 12(b) OR (g) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                     Entertainment Boulevard, Inc.
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               Nevada                                     98-0182797
(STATE OF INCORPORATION OR ORGANIZATION)    (I.R.S. EMPLOYER IDENTIFICATION NO.)

          12910 Culver Boulevard, Suite I, Los Angeles, California 90066
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

        Title of each class                   Name of each exchange on which
        to be so registered                   each class is to be registered
-------------------------------------     --------------------------------------
-------------------------------------     --------------------------------------

-------------------------------------     --------------------------------------

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

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

Securities Act registration statement file number to which this form relates:

                                   333-91825
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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                           Common Stock, $.001 par value
                                  (TITLE OF CLASS)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The information set out in "Description of Our Securities - Common Stock" included in the registrant's Form SB-2 Registration Statement (Registration No. 333-91825) is incorporated herein by this reference. To the extent that a description of the foregoing security is included in a form of prospectus subsequently filed by the registrant pursuant to Rule 424(b) under the Securities Act of 1933, the description in such prospectus shall be deemed to be incorporated by reference into this registration statement.

ITEM 2.  EXHIBITS.

     Listed below are all exhibits filed as a part of this registration statement:

          EXHIBIT
          NUMBER                 EXHIBIT DESCRIPTION
          --------               -------------------
             1         Articles of Incorporation of the registrant, as
                       amended to date *

             2         Bylaws of the registrant, as amended to date *

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* Incorporated by reference from Exhibits 3.1 and 3.2 to the registrant's
  Form SB-2 Registration Statement (Registration No. 333-91825).

                                 SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized on December 1, 1999.

                                  ENTERTAINMENT BOULEVARD, INC.

                                  By: /s/ STEPHEN BROWN
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                                      STEPHEN BROWN, President, Chief
                                      Executive Officer and Treasurer